UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 19, 2015

SMARTAG INTERNATIONAL, INC.

(Exact name of registrant issuer as specified in its charter)

File Number 000-53792

Nevada	81-0554149
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

3651 Lindell Road Ste D269, Las Vegas, NV 89103
(Address of principal executive offices, including zip code)

Registrant’s phone number, including area code (949) 310-1762

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below): [ ]

¨      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

¨      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

¨      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

¨      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward Looking Statements

This Current Report on Form 8-K, including the section entitled “Description of Business,” contains “forward-looking statements” that include information relating to future events, future financial performance, strategies, expectations, competitive environment, regulation and availability of resources. These forward-looking statements include, without limitation: statements regarding proposed new services; statements concerning litigation or other matters; statements concerning projections, predictions, expectations, estimates or forecasts for our business, financial and operating results and future economic performance; statements of management’s goals and objectives; and other similar expressions concerning matters that are not historical facts. Words such as “may,” “will,” “should,” “could,” “would,” “predicts,” “potential,” “continue,” “expects,” “anticipates,” “future,” “intends,” “plans,” “believes” and “estimates,” and similar expressions, as well as statements in future tense, identify forward-looking statements.

Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by which, that performance or those results will be achieved. Forward-looking statements are based on information available at the time they are made and/or management’s good faith belief as of that time with respect to future events, and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. Important factors that could cause these differences include, but are not limited to:

-	our failure to implement our business plan within the time period we originally planned to accomplish; and

-	other factors discussed under the heading “Description of Business.”

Forward-looking statements speak only as of the date they are made. You should not put undue reliance on any forward-looking statements. We assume no obligation to update forward-looking statements to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information, except to the extent required by applicable securities laws. If we do update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

Item 3.02 Unregistered Sales of Equity Securities.

Item 5.01 Changes in Control of Registrant.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Appointment of Chee Song Yap to the Board of Directors.

On August 19, 2015, the Board appointed Chee Song Yap to the Board of the Registrant. The Registrant granted Mr. Yap 13,500,000 shares of restricted common stock of the registrant. This equals 41% of the issued and outstanding shares of the Registrant and constitutes a change in control. Mr. Yap has agreed to remain with the Registrant for a period of five years under an employment contract which the Registrant and Mr. Yap are currently negotiating and expect to be finalized within one month.

Mr. Yap is tasked with spearheading our new business plan and heading up the operations of the Registrant’s subsidiary, Essential Beverage Corp. (See Description of Business below)

Chee Song Yap (age 57) has more than 10 years of experience in the sales and marketing with Fraser & Neave Sdn. Bhd. The company was the largest beverage bottling, distribution and marketing company in Malaysia. Besides its own house brands, the company holds the Coca Cola and 7Up franchises. Mr. Yap began his career as Sales Manager managing Direct and Pre-selling Route Sales force to ensure regular availability of stocks in all retail stores, stocks rotation, products are well merchandised, brand signages, POS materials are displayed and sales promotions. Other tasks included motivating staff performance, managing labor union, ensuring efficient distribution cost. Mr. Yap pioneered the building of the fountain beverage and vending division and led the company to establish the fountain package to dominate the on premise beverage segment such as food service outlets, employee feed canteens, bars and restaurants. Mr. Yap supported the entry of McDonald’s and the international fast food chain stores growth into the Malaysia market.

For the past 10 years Mr. Yap, has owned and managed Peakvision Sdn Bhd which has three optical retail practice. Mr. Yap is responsible for overall sales growth and profitability. He has pursued a strategy to tap the growing outdoor adventure, sports and travel market for better vision and eyes protection and developed a supplier base for specialty eyewares and lenses and an in-store prescription and dispensing capacity to provide a one-stop optical solution store to protect eyes from injury in sports, extreme outdoor adventure and occupational hazards.

Mr. Yap has a Bachelor of Economics from the University of Malaya, Malaysia and an MBA from Charles Sturt University, Australia.

Mr. Yap does not have any family relationships with any of the Company’s other directors or executive officers.

Litigation

During the past ten years, Mr. Yap has not been the subject of the following events:

1.	A petition under the Federal bankruptcy laws or any state insolvency law was filed by or against, or a receiver, fiscal agent or similar officer was appointed by a court for the business or property of such person, or any partnership in which he was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing;
2.	Convicted in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);
3.	The subject of any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting, the following activities;
	i)	Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company,
	ii)	Engaging in any type of business practice; or
	iii)	Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of Federal or State securities laws or Federal commodities laws;

4.		The subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any Federal or State authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described in paragraph 3.i in the preceding paragraph or to be associated with persons engaged in any such activity;
5.		Was found by a court of competent jurisdiction in a civil action or by the Commission to have violated any Federal or State securities law, and the judgment in such civil action or finding by the Commission has not been subsequently reversed, suspended, or vacated;
6.		Was found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any Federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated;
7.		Was the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of:
	i)	Any Federal or State securities or commodities law or regulation; or
	ii)	Any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or
	iii)	Any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or
8.		Was the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Datuk Abdul Hamed Sepawi Resignation

Effective August 7, 2015, the Registrant received notice from Mr. Sepawi regarding his decision to resign from his position as director and Chairman of the Registrant. Mr. Sepawi’s decision to resign was not due to any disagreements with the Registrant on any matter relating to the Registrant’s operations, policies or practices. Effective August 19, 2015, the Registrant released Mr. Sepawi from any and all agreements with the Registrant.

DESCRIPTION OF THE BUSINESS

History and Background

Smartag International, Inc., a Nevada corporation (“Smartag,” “Company,” “we,” “us,” or “our”), was formed as Theca Corporation on March 24, 1999 in Colorado.   On November 29, 2004, we merged with Art4Love, Inc., a Delaware corporation, into Art4Love, Inc. a Nevada corporation.  Art4love, Inc. attempted to sell and lease art to companies and individuals from artists’ collections worldwide.  On February 19, 2009, Art4Love changed its name to Smartag International, Inc.

In September 2013, the Company commenced operations specializing in traceability and mobile payments. We provide food traceability, RFID solutions, near field communications, track and trace services and micro payment services.

Amongst the list of accomplishments of the Smartag Group of companies include:

  Smartag provides innovative solutions and services to various industries in the private and government sectors through Internet and Mobility applications technologies to deliver our products and services to homes and businesses.
  Smartag has been selected by government sponsored Multimedia Development Corporation (MDEC) in Malaysia, the mandated organization to visualize, and drive Digital Malaysia to establish a Trusted Mobile Digital Wallet System based on Near Field Communication for Mobile Phones.
  Fully developed Smartrack™ EPCIS (Electronic Product Code Information Services), which culminated in the company receiving the ‘Best of e-Logistics Merit Award’ for Smartrack™ at the MSC Malaysia APICTA Awards 2010, and Merit Winner under the category of e-Logistics and Supply Chain Management at the Asia Pacific ICT Alliance Awards 2010. Smartrack™ is also the first in Asia Pacific, and the second in the world to pass all nine (9) conformance test branches conducted by MET Laboratories Inc. on behalf of GS1 International whereupon Smartrack™ was subsequently awarded with the EPC Global Software Certification Mark. This allows us to link up multiple supply chain logistics company systems together safely into one traceability system using RFID and Bar Codes.
  Developed comprehensive Food Traceability solution from Farm to table, using GPS, Internet and mobility technologies. The solution is suitable for products like Palm Oil, Frozen meat, high value herbs and health care products.

Overview

Since 2013, Smartag has been actively involved in traceability for manufacturing plants and in the food and beverage industry. Smartag realized a key potential growth area – healthy beverage products which it can source the raw materials which are of low calories but at the same time healthy and natural. The US market was overwhelmed with sodas, flavored water and energy drinks, but in recent years, the demand has been changing towards a healthier alternative.

In August 2015, Smartag brought in new management led by Mr. Chee Song Yap to lead its efforts in the beverage business by coupling its traceability technology to give reassurance and recall features. Realizing the key benefits of this rising demand, Smartag under its subsidiary, Essential Beverage Corp. (“EBC”) launched a refreshing line energy and functional beverage, Thrivida, that enhances the health of consumers which at the same time enables it to enter the traceable beverage business. http://thrivida.com/

Also, within the span of 24-36 months, it is our intention to market a range of beverage drinks for the United States and Asia Pacific. The goal: to create exhilarating beverages that are not only a healthier alternative to other drinks, but a new way for consumers to enjoy vitamin and ingredient enhanced beverages. At the same time, because the need for traceable drinks is increasing in the United States as well as China, Smartag is well positioned to take its core technology to test out in its own line of beverages worldwide.

Products

The products, Thrivida Sports Water, Thrivida Enhanced and Thrivida Elite are premium brands with only the highest quality ingredients and packaging. The Company is dedicated to providing delicious health-based beverage alternatives. It provides the perfect solution for consumers who are searching for healthier alternatives to soft drinks, but are not satisfied with the “flat” flavored waters that simply don’t deliver on taste.

Thrivida is ideal for multiple retail channels, including: conventional grocery, drug, club-stores, mass, and convenience retailers. It offers a conveniently packaged, good tasting, healthy beverage that is certain to be welcomed by consumers of all ages.

Range of Thrivida Products

RTD Vitamin and Mineral Enhanced “healthy beverages” are driving a powerful shift in the global beverage market. First of its type to combine unique trace minerals and vitamins with a good tasting flavor profile that gives us a first mover advantage, unmatched brand and product quality. The Company is well positioned to take advantage of multiple fast growing segments of the beverage category and specifically offer a healthier, good tasting alternative to consumers.

Thrivida Sport Water

Brand Name:	Thrivida Sport Water
Drink Type:	Alkaline Water / 7.8 pH
About the Brand

Becoming a leading force in the ultra-premium water beverage category. Building brand focused on the art and science of healthy hydration for both the general consumer and those seeking performance assisted hydration. Strategic product growth through innovative formula and processing. Alternatives and co-branding both domestically and internationally. Continued commitment to quality and excellence in every bottle.

Vision	Thrivida Sport Water environment impact is primarily focused on making a Better Tomorrow. Hydrating people one bottle at a time and ensuring purity.
Target Audience	Fitness Enthusiasts, Health Conscious men & women, school children

Thrivida Sport Water

Thrivida Elite Sport

Brand Name:	Thrivida Elite Sport
Drink Type:	Functional Sport Beverage infused with Electrolytes
About the Brand:	Exclusive Beverage Distribution For New York City Public Schools • 1,400 locations • 1.2 Million Students • Only 10 Calories • Retail sales to help fund Sports, Music and Arts Programs at city schools
Target Audience:	School Children K-12
Flavours:	Lemonade, Berry, Grape & Orange

Elite Sport specially for schools

12oz for public

Thrivida Essentials

Brand Name:	Thrivida Essentials
Drink Type:	Enhanced Beverage with 72 Trace Minerals
About the Brand

A line of refreshing beverages designed to keep your body and mind function. Essentials helps your body operate in top form with the benefits of natural fulvic minerals, plant minerals, magnesium, iron and other essential minerals. Numerous medical studies show the benefits of Fulvic minerals, Magnesium and the other minerals in the body.

Target Audience	Active & Healthy lifestyle enthuses
Flavours	Energy – Orange Tangerine Relaxation – Cucumber Lime Anti-Aging – Fruit Punch Healthy Heart – Omega Berry Immune - Lemonade
Distribution	Supermarkets, Hospitals, Drug Stores, Schools & Military

Essentials Relax, Focus and Energy

Target Consumers

Thrivida Sports Water’s enhanced beverages appeal to a broad cross section of U.S. consumers by providing them with delicious and healthier alternative to conventional beverages like sodas.

Students: Thrivida Elite is a perfect solution for students of all ages. Its low calorie content, and health enhancing ingredients is ideal for young students who are increasingly fighting with weight and illness issues based on unhealthy diets. The energy enhancing drink is ideal for high school and college students who need energy during the day or a pick-me- up while studying.

Young Adults: Young men and women between 21 and 35 years of age often look for innovative food and beverage products to improve their diet, but they want something that tastes good. They want a product that is not only healthy for them but that they enjoy drinking. Young adults lead active lifestyles and want/need beverages that are convenient, delicious and provide functional benefits.

Older Adults: Men and women 36 years of age and older are proactively looking for ways to improve their diet for the specific purpose of improving their health and preventing physical and mental ailments. Beverages like Thrivida Enhanced are a smart choice for these consumers as a substitute for soft drinks or coffee. Thrivida offers superior taste to other conventional offerings.

Parents: there is a need for a good tasting, beneficial drink for children and parents will encourage their children to drink Thrivida Elite. It is a convenient way to serve a treat to children while giving them the essential vitamins and minerals for a healthy, growing body.

Marketing

Creating brand awareness is key in gaining increased distribution. EBC will advertise using diverse strategic marketing campaigns based on its product line description. Thrivida Sport Water will focus on sports and entertainment marketing in support of community based organizations, whereas Thrivida Elite Sport 12oz embodies Education based initiatives in support of public school sports, music and arts programs. The Thrivida Essentials Sport 16oz will focus on health & wellness opportunity’s and government or state contracts. The below brand awareness campaigns have been identified for the next three to 6 months of promotion.

We believe radio advertisements have the fastest outreach to consumers and creating brand awareness. The radio advertisement will continue and will be modified to include the other products.

Thrivida will also tap into the growing Social Media platform connecting with sites such as Facebook, Twitter etc. It allow for a dialogue to develop with Thrivida fans so they can follow our event activities, stores we sell in, and promotional programs.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding our common stock beneficially owned on August 19, 2015, for (i) each stockholder known to be the beneficial owner of more than 5% of our outstanding common stock, (ii) each executive officer and director, and (iii) all executive officers and directors as a group. In general, a person is deemed to be a “beneficial owner” of a security if that person has or shares the power to vote or direct the voting of such security, or the power to dispose or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which the person has the right to acquire beneficial ownership within 60 days, through the exercise of a warrant or stock option, conversion of a convertible security or otherwise. The table assumes a total of 32,637,151 shares of our common stock outstanding as of August 19, 2015. Unless otherwise noted below the address of each person identified is 3651 Lindell Road Ste D269, Las Vegas, NV 89103.

Name and Address	Amount and Nature of Beneficial Ownership	Percentage of Class Common Stock(1)
SSMTrack Bhd.(2) Cyberjaya Head Office 4808-1-26 CBD Perdana 2 Persiaran Perdana, 63000 Cyberjaya SelangorMalaysia	10,000,000	30.64%

Executive Officers and Directors
Lock Sen Yow	10,000,000	30.64%
Chee Song Yap	13,500,000	41.36%
All Officers and Directors as a group (2)	23,500,000	72.00%

(1)	The percent of Common Stock owned is calculated using the sum of (A) the number of shares of Common Stock owned, and (B) the number of warrants and options of the beneficial owner that are exercisable within 60 days, as the numerator, and the sum of (Y) the total number of shares of Common Stock outstanding (32,637,151), and (Z) the number of warrants and options of the beneficial owner that are exercisable within 60 days, as the denominator.
(2)	SMTrack Bhd.’s, CEO, Lock Sen Yow, holds voting and/or investment power over the shares beneficially owned by Smartag Solutions Bhd.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits. None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Smartag International, Inc.

August 19, 2015

/s/ Yow Lock Sen

Name: Lock Sen Yow

Title: Chief Financial Officer